------------------------
                                                               OMB APPROVAL
                                                        ------------------------
                UNITED  STATES                          OMB  Number:   3235-0060
     SECURITIES AND EXCHANGE COMMISSION                 Expires:    May 31, 2000
           WASHINGTON,  D.C.  20549                     Estimated average burden
                                                        hours per response  5.00
                                                        ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 1, 2000
                                                  ------------------------------

Virtualsellers.com,  Inc.
--------------------------------------------------------------------------------
(Exact  name  of  registrant  as  specified  in  its  charter)

Canada                                000-14356                        911353658
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                   (IRS Employer
   of incorporation)                  File Number)           Identification No.)

Suite 1000, 120 North LaSalle Street, Chicago, Illinois                    60602
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (312) 920-9999
                                                    ----------------------------

Not  applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated for reference May 19, 2000, between the Company, Sullivan Park L.L.C. ("Sullivan Park") and Edward W. Sharpless ("Sharpless"), the Company acquired all of the property, assets and undertakings of the internet services development business carried on by Sullivan Park. Sharpless is a director, officer and shareholder of Sullivan Park, and has a substantial proprietary and financial interest in Sullivan Park. The closing date of the Asset Purchase Agreement, as agreed by the parties, was June 1, 2000.

Under the terms of the Asset Purchase Agreement, the aggregate sum payable by the Company to Sullivan Park is that number of shares of the Company's common stock (the "Purchase Shares") equal to the sum of $2,700,000, divided by the closing sale price per share of the Company's common stock on the trading day immediately preceding the earlier of (a) the first anniversary of the date of the Asset Purchase Agreement and (b) the date upon which the Purchase Shares are registered under the Securities Act of 1933, as amended, and as contemplated in section  4  of  the  Asset  Purchase  Agreement.

The Company intends to continue the business operations of Sullivan Park by incorporating its customers, operations and employees into a new subsidiary which the Company is presently incorporating. Sullivan Park is an internet services developer, focussing on building successful business-to-business internet companies, providing e-business development services to medium and large-sized businesses, and offering services as a business-to-business incubator. General services provided by Sullivan Park include designing and running websites, e-commerce development, internet consulting, back-office integration and web-based remote application services. Specific services to Sullivan Park's customers include the development and hosting of on-line stores, including services such as site concept, site design, media production, media acquisition, artwork, animation, web programming, database programming and application server programming.

Pursuant to the Asset Purchase Agreement, the Company will continue the employment of Sullivan Park's two full-time employees, Jeff Yana and Janet Howard. Mr. Yana is a Project Manager, and has been employed by Sullivan Park in that capacity since October, 1999. Ms. Howard works in Production, and also joined Sullivan Park in October, 1999.

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a) Audited Financial Statements of Sullivan Park, LLC as at December 31, 1999 and 1998, and for the year ended December 31, 1999, and from the date of incorporation on August 26, 1998 to December 31, 1998

(b) Unaudited interim financial statements of Sullivan Park, LLC as at May 31, 2000, and for the five months ended May 31, 1999 and 2000

(b) Pro forma balance sheets as at May 31, 2000 and pro forma Statement of Operations for the year ended February 28, 2000 and for the three months ended May 31, 2000

Financial  Statements  of

SULLIVAN  PARK,  LLC
(Expressed  in  U.S.  dollars)

For  the  five  months  ended  May  31,  2000  and  1999  (unaudited)  and
For  the  year  ended  December  31,  1999  and
Period  from  the  date  of  incorporation  on  August  26,  1998  to
  December  31,  1998

INDEPENDENT  AUDITORS'  REPORT

The  Board  of  Directors  and  Shareholders
Sullivan  Park,  LLC

We have audited the accompanying balance sheets of Sullivan Park, LLC as at December 31, 1999 and 1998 and the related statements of operations and retained earnings (deficit), members' equity and cash flows for the year ended December 31, 1999 and for the period from incorporation on August 26, 1998 to December 31, 1998. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Corporation as at December 31, 1999 and 1998 and the results of its operations and its cash flows for the year ended December 31, 1999 and for the period from incorporation on August 26, 1998 to December 31, 1998 in accordance with accounting principles generally accepted in the United States of America.



/s/  KPMG
--------------------------
Chartered  Accountants

Vancouver,  Canada

August  11,  2000

SULLIVAN  PARK,  LLC
Balance  Sheets
(Expressed  in  U.S.  dollars)

==================================================================================
                                           May 31,    December 31,   December 31,
                                              2000            1999           1998
----------------------------------------------------------------------------------
                                        (unaudited)
Assets
Current assets:
    Cash and cash equivalents           $     3,248   $      14,276  $       9,018
    Accounts receivable                      95,534          60,522          8,365
    Prepaid rent                                  -           1,500              -
    ------------------------------------------------------------------------------
    Total current assets                     74,382          76,298         17,383

Fixed assets, net (note 2)                   21,379          18,909         15,919

----------------------------------------------------------------------------------
Total assets                            $   120,161   $      95,207  $      33,302
==================================================================================

Liabilities and Members' Equity

Current liabilities:
    Accounts payable                    $    30,917   $      14,433  $      11,337
    Accrued liabilities                      29,981               -              -
    ------------------------------------------------------------------------------
    Total current liabilities                60,898          14,433         11,337

Members' equity:
    Members' capital                         (1,757)         23,587         18,999
    Retained earnings                        61,020          57,187          2,966
    ------------------------------------------------------------------------------
    Total members' equity                    59,263          80,774         21,965

Commitments (note 4)
Subsequent event (note 7)

----------------------------------------------------------------------------------
Total liabilities and members' equity   $   120,161   $      95,207  $      33,302
==================================================================================

See  accompanying  notes  to  financial  statements.

SULLIVAN  PARK,  LLC
Statements  of  Operations  and  Retained  Earnings  (Deficit)
(Expressed  in  U.S.  dollars)

=====================================================================================================
                                                                                     Period from date
                                       Five month      Five month                 of incorporation on
                                     period ended    period ended     Year ended      August 26, 1998
                                           May 31,        May 31,   December 31,      to December 31,
                                              2000           1999           1999                 1998
-----------------------------------------------------------------------------------------------------
                                       (unaudited)    (unaudited)

Revenues                             $     162,900   $     17,473   $    205,940     $         65,478

Operating expenses:
    Automobile                               1,879          2,419          5,726                2,575
    Consulting and salaries                 49,338          3,292         52,315               30,685
    Depreciation                             5,083          3,863          9,271                1,989
    Equipment rental                             -            132            132                  618
    Financing costs                            459            591          1,275                   73
    Insurance                                  396              -              -                    -
    Legal and accounting                    38,252            200          1,385                  341
    Miscellaneous                           13,715          5,387         31,710                1,725
    Office                                   9,637          4,291         14,587                5,536
    Rent                                     7,759          7,578         18,078                4,238
    Technology                               3,984          3,019          3,900                6,084
    Telephone                                6,726          3,555          6,970                3,666
    Travel, marketing and promotion         12,518          3,439          6,370                5,653
    -------------------------------------------------------------------------------------------------
                                           149,746         37,766        151,719               63,183

-----------------------------------------------------------------------------------------------------
Income (loss) before undernoted            (13,154)       (20,293)        54,221                2,295

Other income (expenses):
    Interest income                              -              -              -                  21
    Miscellaneous                           (9,321)             -              -                 650
    ------------------------------------------------------------------------------------------------
                                            (9,321)             -              -                 671

----------------------------------------------------------------------------------------------------
Net income (loss) for the period            (3,833)       (20,293)        54,221               2,966

Retained earnings,
  beginning of period                       57,187          2,966          2,966                   -

----------------------------------------------------------------------------------------------------
Retained earnings (deficit),
  end of period                      $      61,020   $    (17,327)  $     57,187  $            2,966
====================================================================================================

See  accompanying  notes  to  financial  statements.

SULLIVAN  PARK,  LLC
Statements  of  Members'  Equity
(Expressed  in  U.S.  dollars)


================================================================
                                   Managing     Other
                                     member    member      Total
----------------------------------------------------------------

Initial contribution              $  11,000   $     -  $ 11,000
Contributions                        14,601         -    14,601
Withdrawals                          (6,602)        -    (6,602)
Net income for the period             2,966         -     2,966

----------------------------------------------------------------
Balance, December 31, 1998           21,965         -    21,965

Contributions                        11,500         -    11,500
Withdrawals                          (6,912)        -    (6,912)
Net income for the period            54,221         -    54,221

----------------------------------------------------------------
Balance, December 31, 1999           80,774         -    80,774

Contributions                         7,298         -     7,298
Withdrawals                         (32,642)        -   (32,642)
Net income (loss) for the period     (3,833)        -   (20,567)

----------------------------------------------------------------
Balance, May 31, 2000             $  59,263   $     -  $ 34,863
================================================================

See  accompanying  notes  to  financial  statements.

SULLIVAN  PARK,  LLC
Statements  of  Cash  Flows
(Expressed  in  U.S.  dollars)

===========================================================================================================
                                                                                           Period from date
                                             Five month      Five month                 of incorporation on
                                           period ended    period ended     Year ended      August 26, 1998
                                                May 31,         May 31,   December 31,      to December 31,
                                                   2000            1999           1999                 1998
-----------------------------------------------------------------------------------------------------------
                                            (unaudited)     (unaudited)
Cash provided by (used in):

Operating activities:
    Net income (loss) for the period      $      (3,833)  $    (20,293)  $     54,221   $            2,966
    Depreciation, an item not involving
      cash                                        5,083          3,863          9,271                1,989
    Change in working capital accounts:
        Accounts receivable                     (35,012)         8,115        (52,157)              (8,365)
        Prepaid rent                              1,500              -         (1,500)                   -
        Accounts payable and
          accrued liabilities                    46,465         (3,256)         3,096               11,337
    -------------------------------------------------------------------------------------------------------
                                                 21,869        (11,571)        12,931                7,927

Investing activities:
    Purchase of fixed assets                     (7,553)        (1,197)       (12,261)             (17,908)
    -------------------------------------------------------------------------------------------------------
                                                 (7,553)        (1,197)       (12,261)             (17,908)

Financing activities:
    Member contributions (withdrawals)          (25,344)         8,092          4,588               18,999
    -------------------------------------------------------------------------------------------------------
                                                (25,344)         8,092          4,588               18,999

-----------------------------------------------------------------------------------------------------------
Increase (decrease) in cash and
  cash equivalents                              (11,028)        (4,676)         5,258                9,018

Cash and cash equivalents,
  beginning of period                            14,276          9,018          9,018                    -

-----------------------------------------------------------------------------------------------------------
Cash and cash equivalents,
  end of period                           $       3,248   $      4,342   $     14,276   $            9,018
===========================================================================================================

Non-cash  transactions  and  supplemental  disclosures  -  note  6.

See  accompanying  notes  to  financial  statements.

SULLIVAN  PARK,  LLC
Notes  to  Financial  Statements,  page  3
(Expressed  in  U.S.  dollars)

Five  month  periods  ended  May  31,  2000  and  1999  (unaudited),
Year  ended  December  31,  1999  and
For the period from the date of incorporation on August 26, 1998 to December 31, 1998

================================================================================

Sullivan Park, LLC (the "Corporation") was incorporated on August 26, 1998 in California, U.S.A. and is engaged in the provision of web based consulting services.

1.   SIGNIFICANT  ACCOUNTING  POLICIES:

     (a)  Basis  of  presentation:

          The financial statements include the results of Sullivan Park, LLC from the date of incorporation on August 26, 1998.

     (b)  Cash  and  cash  equivalents:

          Cash equivalents consist of highly liquid debt instruments with original terms to maturity of three months or less when acquired.

     (c)  Fixed  assets:

          Fixed  assets  are  stated  at  cost.

          Depreciation is provided using the straight-line method over the following number of years:

          ======================================================================
          Asset                                                            Years
          ----------------------------------------------------------------------

          Computer equipment                                                   3
          Furniture and equipment                                              5
          Computer software                                                    3
          ======================================================================

     (d)  Income  taxes:

          The Corporation is a limited liability corporation which is not directly subject to income taxes. Accordingly, no income liability or expense is reflected in these financial statements. The Corporation's annual taxable income is allocated to its member's in accordance with their membership interest and the members' file their tax returns and pay tax in accordance with their individual circumstances.

     (e)  Use  of  estimates:

          Management of the Corporation has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with United States generally accepted accounting principles. Actual results could differ from those estimates.

     (f)  Research  and  development:

          Research  and  development  costs  are  expensed  as  incurred.

SULLIVAN  PARK,  LLC
Notes  to  Financial  Statements
(Expressed  in  U.S.  dollars)

Five  month  periods  ended  May  31,  2000  and  1999  (unaudited),
Year  ended  December  31,  1999  and
For the period from the date of incorporation on August 26, 1998 to December 31, 1998

================================================================================

1.   SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED):

     (g)  Revenue  recognition:

          The Company's revenue consists of web based consulting services which are billed and recorded as the services are provided.

     (h)  Unaudited  financial  information:

          The financial information as at May 31, 2000 and for each of the five month periods ended May 31, 2000 and 1999 is unaudited. However, such unaudited financial information reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the results for the periods presented.

2.   FIXED  ASSETS:

     As at May 31, 2000 (unaudited):

     =========================================================================
                                                     Accumulated      Net book
                                            Cost    depreciation         value
     -------------------------------------------------------------------------

     Computer  equipment               $  27,164    $     12,554     $  14,610
     Furniture and equipment               6,311           2,265         4,046
     Production  software                  4,247           1,524         2,723

     -------------------------------------------------------------------------
                                       $  37,722    $     16,343      $ 21,379
     =========================================================================

     As  at  December  31:

     =========================================================================
                                                              1999        1998
     -------------------------------------------------------------------------
                                           Accumulated    Net book    Net book
                                   Cost   depreciation       value       value
     -------------------------------------------------------------------------

     Computer  equipment      $  22,400   $      8,781    $ 13,619    $ 10,524
     Furniture and equipment      5,880          1,739       4,141       4,506
     Production  software         1,889            740       1,149         889

     -------------------------------------------------------------------------
                              $  30,169   $     11,260    $ 18,909    $ 15,919
     =========================================================================


3.   MEMBERS'  CAPITAL:

     The Corporation has two members - the managing member and the other member. The managing member is entitled to 100% of any profit or loss from the Corporation's operations. The other member's sole purpose is to satisfy the California state regulation which requires the Corporation to have at least two members.

SULLIVAN  PARK,  LLC
Notes  to  Financial  Statements
(Expressed  in  U.S.  dollars)

Five  month  periods  ended  May  31,  2000  and  1999  (unaudited),
Year  ended  December  31,  1999  and
For the period from the date of incorporation on August 26, 1998 to December 31, 1998

================================================================================

4.   COMMITMENT:

     The Corporation is obligated under certain office facility and equipment leases expiring at various dates through December 31, 2001. Future minimum rental payments under operating leases are as follows:

     ===========================================================================

     2000                                                            $     3,325
     2001                                                                  1,340
     ===========================================================================


5.   NON-CASH  TRANSACTIONS  AND  SUPPLEMENTAL  DISCLOSURES:

     (a)  Non-cash  transactions:

          The Corporation received consulting services from its managing member for no consideration in all periods presented.

     (b)  Supplemental  disclosures:

          (i)  Cash  income  taxes  paid:

               The Corporation did not pay any cash income taxes for any of the periods presented.

          (ii) Cash  interest  paid:

               For the five months ended May 31, 2000, the Corporation paid interest of $459 (five months ended May 31, 1998 - $591; year ended December 31, 1999 - $1,275; period from date of incorporation on August 26, 1998 to December 31, 1998 - $73)

6.   FINANCIAL  INSTRUMENTS:

     For all periods presented, the Corporation did not utilize derivative financial instruments. The fair market value of cash and cash equivalents, accounts receivable and accounts payable and accrued liabilities approximates their recorded values given the short-term nature of these items.

7.   SUBSEQUENT  EVENTS:

     Effective June 1, 2000, the Corporation sold substantially all its assets and operations to Virtualsellers.com, Inc. for $2,700,000 of common shares of Virtualsellers.com, Inc. The common shares are receivable on the earlier of (a) June 1, 2001 and (b) the registration of the shares with the Securities and Exchange Commission. The number of common shares to be received will be determined based on the market price of the shares on the date they become issuable.

Unaudited  Pro  Forma  Combined  Financial  Statements  of



VIRTUALSELLERS.COM,  INC.



As at May 31, 2000, for the year ended February 29, 2000 and for the three months ended May 31, 2000

VIRTUALSELLERS.COM,  INC.
Unaudited  Pro  Forma  Combined  Balance  Sheet

As  of  May  31,  2000

======================================================================================================
                                                          Sullivan                           Pro forma
                                        Virtualsellers        Park     Adjustments            combined
Assets

Current assets:
    Cash                               $     2,693,370   $    3,248                     $   2,696,618
    Accounts receivable                        478,210       95,534                           573,744
    Inventory                                   41,075            -                            41,075
    Prepaid expenses and
      advance                                  197,538            -                           197,538
    --------------------------------------------------------------------------------------------------
                                             3,410,193       98,782                         3,508,975

Fixed assets                                 2,038,797       21,379                         2,060,176

Goodwill                                             -            -    3,015,737  2(a)      3,015,737

------------------------------------------------------------------------------------------------------
                                       $     5,448,990   $  120,161                     $   8,584,888
======================================================================================================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable and
      accrued liabilities              $       822,989   $   60,898                     $     883,887

Stockholders' equity:
    Common shares, no par value            106,483,500       (1,757)       1,757  2(a)    106,483,500
    Shares to be issued                                                3,075,000  2(a)      3,075,000
    Retained earnings (deficit)           (101,857,499)      61,020      (61,020) 2(a)   (101,857,499)
    --------------------------------------------------------------------------------------------------
                                             4,626,001      159,263                         7,701,001

------------------------------------------------------------------------------------------------------
                                       $     5,448,990   $  120,161                     $   8,584,888
======================================================================================================

See  accompanying  notes  to  pro  forma  combined  financial  statements.

VIRTUALSELLERS.COM,  INC.
Unaudited  Pro  Forma  Combined  Statement  of  Operations

Year  ended  February  29,  2000

============================================================================================
                                                   Sullivan                        Pro forma
                                  Virtualsellers       Park      Adjustments        combined
--------------------------------------------------------------------------------------------
Revenue                          $       704,918   $ 205,940                    $   910,858

Cost and expenses:
    Direct costs                         144,314           -                        144,314
    Selling, general and
      administrative                   6,050,758     142,448                      6,193,206
    Depreciation                         170,341       9,271                        179,612
    Foreign exchange loss                231,440           -                        231,440
    Amortization of goodwill                   -           -    1,005,246 2(b)    1,013,379
    ----------------------------------------------------------------------------------------
                                       6,596,853     151,719    1,005,246         7,761,951

--------------------------------------------------------------------------------------------
Income (loss) before other
  income (expense)                    (5,891,935)     54,221   (1,005,246)       (6,842,860)

Other income (expense):
    Sales of trade name                  975,000           -                        975,000
    Miscellaneous                         77,705           -                         77,705
    Gain on sale of CNC and CNT          146,000           -                        146,000
    ----------------------------------------------------------------------------------------
                                       1,198,705           -                      1,198,705

--------------------------------------------------------------------------------------------
Net income (loss) for the year   $    (4,693,230)  $  54,221   (1,005,246)      $(5,644,155)
============================================================================================

Net income (loss) per share      $         (0.05)  $       -                    $     (0.06)
============================================================================================



Unaudited  Pro  Forma  Combined  Statement  of  Operations

For  the  three  months  ended  May  31,  2000

============================================================================================
                                                   Sullivan                        Pro forma
                                  Virtualsellers       Park      Adjustments        combined
--------------------------------------------------------------------------------------------

Revenue                          $       504,811   $ 108,050                    $   612,861

Cost and expenses:
    Direct costs                         165,182           -                        165,182
    Selling, general and
      administrative                   1,645,829      87,714                      1,733,543
    Depreciation                         113,819       2,650                        116,469
    Amortization of goodwill                   -           -      250,312 2(b)      251,312
    ----------------------------------------------------------------------------------------
                                       1,924,830      90,364      251,312         2,266,506

--------------------------------------------------------------------------------------------
Income (loss) before other
  income (expense)                    (1,420,019)    (17,686)    (251,312)       (1,653,645)

Other income:
    Miscellaneous                          7,918      (9,321)                        (1,403)

--------------------------------------------------------------------------------------------
Net income (loss) for the year   $    (1,412,101)  $  (8,365)    (251,312)      $(1,655,048)
============================================================================================

Net income (loss) per share      $         (0.01)  $       -                    $     (0.01)
============================================================================================

See  accompanying  notes  to  pro  forma  combined  financial  statements.

VIRTUALSELLERS.COM,  INC.
Notes  to  Unaudited  Pro  Forma  Combined  Financial  Statements

================================================================================

1.   BASIS  OF  PRESENTATION:

     The unaudited pro forma combined financial statements of Virtualsellers.com, Inc. ("Virtualsellers") have been prepared in accordance with generally accepted accounting principles in the United
     States to give effect to the transactions described herein and are presented in accordance with the requirements of the Securities and Exchange Commission. These statements do not purport to represent what the results of operations or financial position of Virtualsellers would actually have been if the acquisition had in fact occurred at the dates specified herein. In addition, these financial statements do not project the results of operations or financial position of Virtualsellers for any future date or period. These pro forma financial statements have been prepared in accordance with the accounting policies of Virtualsellers.

     These pro forma combined financial statements have been prepared from the following information:

     (a) the pro forma combined statement of operations for the year ended February 29, 2000 has been prepared from the Virtualsellers audited consolidated statement of operations for the year ended February 29, 2000, and Sullivan Park, LLC ("Sullivan Park") audited statement of operations for the year ended December 31, 1999;

     (b) the pro forma combined statement of operations for the three months ended May 31, 2000 has been prepared from Virtualsellers unaudited consolidated statement of operations for the three months ended May 31, 2000 and Sullivan Park unaudited statement of operations for the three months ended May 31, 2000;

     (c) the pro forma combined balance sheet as at May 31, 2000 is prepared from Vitualsellers.com unaudited consolidated balance sheet as at May 31, 2000 and the Sullivan Park unaudited balance sheet as at May 31, 2000; and

     (d)  the additional information set out in note 2.

     The unaudited pro forma combined financial statements give effect to the proposed acquisition using the purchase method of accounting.

     The unaudited pro forma combined balance sheet gives effect to the transaction as if the acquisition had occurred on March 31, 2000. The unaudited pro forma combined statements have been prepared as if the acquisition occurred as of the beginning of the 1999 fiscal year. The pro forma combined statement of operations does not give effect to any non-recurring charges anticipated as a result of the transactions described in note 2.

VIRTUALSELLERS.COM,  INC.
Notes  to  Unaudited  Pro  Forma  Combined  Financial  Statements,  page  2

================================================================================

2.   PRO  FORMA  ASSUMPTIONS:

     Major assumptions embodied within these unaudited pro forma combined financial statements are as follows:

     (a)  Acquisition and purchase price allocation:

          On May 19, 2000, and amended on June 1, 2000, the Corporation entered into an agreement with Sullivan Park to acquire the net assets of Sullivan Park for $2,700,000, payable no later than May 19, 2001 in common shares of Virtualsellers based on the closing market price of the Vitualsellers common shares. These shares are to be registered and issued in one instalment on the earlier of (i) May 19, 2001 and (ii) date at which the shares are registered. In addition, the Company entered into an employment agreement with the managing member of Sullivan Park whereby the managing member will receive a monthly salary of $10,000 and 200,000 common shares of Virtualsellers as a signing bonus. Virtualsellers can terminate the employment agreement by giving three months written notice. As the Corporation acquired control over the net assets of Sullivan Park, the acquisition if accounted for using the purchase method.

          The purchase price is allocated to the identifiable assets acquired and liabilities assumed based upon their fair values at the effective date. The residual balance is allocated to goodwill.

          Details of the acquisition are as follows:

          ======================================================================

          Net  assets  acquired:
             Cash                                                   $      3,248
             Accounts receivable                                          95,534
             Fixed  assets                                                21,379
             Goodwill                                                  3,015,737
             -------------------------------------------------------------------
                                                                       3,135,898

          Accounts  payable  and  accrued  liabilities                    60,898

          ----------------------------------------------------------------------
          Net  assets  acquired                                     $  3,075,000
          ======================================================================

          Consideration:
             Shares to be issued under acquisition agreement        $  2,700,000
             Shares to be issued under employment agreement              375,000

          ----------------------------------------------------------------------
                                                                    $  3,075,000
          ======================================================================

          The allocation set out above is preliminary only and is subject to change.

     (b)  Depreciation  and  amortization:

          Amortization, arising as a result of the allocation of the excess purchase price to goodwill, calculated on a straight-line basis over three years of $1,005,246 per annum has been charged to operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VIRTUALSELLERS.COM,  INC.

                                                  /s/  Dennis  Sinclair
Date:  August  ,  2000                            ------------------------------
             --                                   Dennis  Sinclair,  President